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Sound Shore Fund

            TWO PORTLAND SQUARE, PORTLAND, ME 04101 1-800-754-8758

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                                                             September 30, 2006
Dear Shareholder:

    The Sound Shore Fund ended the third quarter of 2006 with a net asset value of $39.71. The Fund's quarterly total return of 7.01% outpaced the Standard & Poor's 500 Index and the Dow Jones Industrial Average which gained 5.67% and 5.35%, respectively. Typically, the third quarter is the weakest of the year, and notably since 1997 has declined 5.59% on average. In 2006, however, it did not pay to "sell in May and go away," per the old market maxim, as the market posted one of its best third quarters on record. Year to date, the Fund has gained 8.65% versus 8.53% for the Standard and Poor's 500 Index.

    WE ARE REQUIRED BY THE SEC TO SAY THAT: PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. THE FUND'S 1, 5, 10, AND 15-YEAR AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED SEPTEMBER 30, 2006 WERE 8.65%, 9.63%, 10.96%, AND 12.97%, RESPECTIVELY. FOR THE MOST RECENT MONTH-END PERFORMANCE, PLEASE CALL (800) 551-1980 OR VISIT THE FUND'S WEBSITE AT WWW.SOUNDSHOREFUND.COM.

    The market's solid performance seemed to reflect a change in investor expectations regarding the necessity of further interest rate increases by the Federal Reserve. With a weaker housing market, a slowing economy, and substantially lower commodity prices during the quarter, the yield on 10-year US Treasuries dropped to 4.63% from 5.25%. Notably, oil prices, which had more than doubled from mid year 2004 to all time highs in July 2006, fell by 20%, while the Commodity Research Bureau (CRB) Index declined by 16%.

    Regardless of the macro environment, Sound Shore's focus remains to identify, research, and invest in out-of-favor stocks with compelling valuations less than their historic norms and improving underlying fundamentals. With that framework in mind, we would highlight a few stocks from the quarter.

    The two best contributors, Symantec Corp. ("Symantec") and Freescale Semiconductor, Inc. ("Freescale") added approximately 100 basis points
(1%) each to the Fund's performance in the third quarter. Symantec, best known for its Norton Anti-Virus product, has started to realize the benefits of its 2005 acquisition of Veritas. Through this acquisition, Symantec now holds leadership positions in security and storage software, two of the most rapidly expanding markets in technology infrastructure. With growth prospects better than the S&P's, on our cost basis Symantec's forward price to earnings ratio (P/E ratio) is less than the S&P's and well below its historic norm.

    The other strongest contributor, Freescale advanced as the company announced an agreement to be acquired by a private equity consortium. Our investment case for Freescale, a 2005 spinout from Motorola, Inc., was based upon the company's strong processor technology and significantly discounted valuation versus industry leaders Texas Instruments, Inc. and Intel Corp.

    On the other side of the ledger, the poorest contributor, medical device producer Kinetic Concepts, Inc. ("Kinetic"), reduced Fund performance by about 50 basis points (.50%) in the quarter following an

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unfavorable decision in its patent litigation. Kinetic manufactures and sells a patented wound treatment product used primarily in high trauma emergency room situations. The jury upheld Kinetic's patents but, to our and others' surprise, also concluded that their much smaller competitor, Blue Sky, had not infringed those patents. We have purchased more stock at approximately 11 times earnings for a company with over 80% market share and, now, a stronger patent position.

    We were recently pleased to have again received a stewardship rating of A from Morningstar in their annual rankings of Funds*. We believe this is due to the alignment of our interests with those of our investors. We attempt to produce competitive returns at a reasonable expense level and continue to increase our significant investment alongside our investors.

    Thank you as always for your investment in the Fund.

Sincerely,

SOUND SHORE FUND

HARRY BURN, III
JOHN P. DEGULIS
T. GIBBS KANE, JR.
CO-PORTFOLIO MANAGERS

    FUND RETURNS ASSUME THE REINVESTMENT OF ALL DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS. THE S&P 500 IS AN UNMANAGED INDEX REPRESENTING THE AVERAGE PERFORMANCE OF 500 WIDELY HELD, PUBLICLY TRADED, LARGE CAPITALIZATION STOCKS. THE DOW JONES CONSISTS OF 30 STOCKS THAT ARE CONSIDERED TO BE MAJOR FACTORS IN THEIR INDUSTRIES AND THAT ARE WIDELY HELD BY INDIVIDUALS AND INSTITUTIONAL INVESTORS. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX OR AVERAGE. PRICE TO EARNINGS RATIO IS THE VALUE OF A COMPANY'S STOCK PRICE RELATIVE TO COMPANY EARNINGS.

    * THE MORNINGSTAR STEWARDSHIP GRADE FOR MUTUAL FUNDS IS DESIGNED TO HELP INVESTORS FURTHER RESEARCH, IDENTIFY, AND COMPARE FUND MANAGERS AND FUND COMPANIES THAT DO A GOOD/POOR JOB OF ALIGNING THE INTERESTS WITH THOSE OF FUND SHAREHOLDERS. IN DETERMINING THE QUALITY OF A FUND'S STEWARDSHIP, MORNINGSTAR ASSIGNS A GRADE, WHICH RANGE FROM A (BEST) TO F (WORST), BASED UPON THE EVALUATION OF FIVE COMPONENTS: REGULATORY ISSUES, BOARD QUALITY, MANAGER INCENTIVES, FEES AND CORPORATE CULTURE.

    PERCENT OF NET ASSETS AS OF 9/30/06: BLUE SKY: 0.00%; FREESCALE SEMICONDUCTOR, INC.: 2.82%; INTEL CORP.: 0.00%; KINETIC CONCEPTS, INC.: 3.31%; MOTOROLA, INC.: 2.68%; SYMANTEC CORP.: 3.56%; AND TEXAS INSTRUMENTS, INC.:
0.00%.

    THE VIEWS IN THIS LETTER WERE THOSE OF THE FUND MANAGERS AS OF 9/30/06 AND MAY NOT NECESSARILY REFLECT THEIR VIEWS ON THE DATE THIS LETTER IS FIRST PUBLISHED OR ANYTIME THEREAFTER. THESE VIEWS (I) ARE INTENDED TO ASSIST SHAREHOLDERS IN UNDERSTANDING THE FUND'S PRESENT INVESTMENT METHODOLOGY AND
(II) DO NOT CONSTITUTE INVESTMENT ADVICE. THIS LETTER MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT FUND PROSPECTUS. DISTRIBUTED BY FORESIDE FUND SERVICES, LLC.

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          SOUND SHORE FUND, INC.
          STATEMENT OF NET ASSETS
          SEPTEMBER 30, 2006 (UNAUDITED)

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
                                             SHARE       MARKET
                                             AMOUNT      VALUE
                                            --------- ------------
              COMMON STOCK (97.1%)
              ----------------------------------------------------
              AUTO (2.6%)
              Honda Motor Co., Ltd. ADR     2,061,500 $ 69,328,245
                                                      ------------
              BANKS (6.0%)
              Bank of America Corp.         1,531,500   82,042,455
              U.S. Bancorp                  2,398,500   79,678,170
                                                      ------------
                                                       161,720,625
                                                      ------------
              CONSUMER STAPLES (3.1%)
              Unilever NV ADR               3,358,600   82,420,044
                                                      ------------
              DIVERSIFIED FINANCIALS (1.7%)
              Morgan Stanley                  648,200   47,260,262
                                                      ------------
              ENERGY (6.3%)
              ConocoPhillips                  453,700   27,008,761
              El Paso Corp.                 3,457,800   47,164,392
              Royal Dutch Shell plc ADR     1,033,900   68,340,790
              Williams Cos., Inc.           1,116,300   26,646,081
                                                      ------------
                                                       169,160,024
                                                      ------------
              HEALTH CARE (15.3%)
              Aetna, Inc.                   1,731,800   68,492,690
              Baxter International, Inc.    1,897,000   86,237,620
              Boston Scientific Corp. +     6,948,900  102,774,231
              Cigna Corp.                     574,800   66,860,736
              Kinetic Concepts, Inc. +      2,835,100   89,192,246
                                                      ------------
                                                       413,557,523
                                                      ------------
              INDUSTRIALS (6.2%)
              CSX Corp.                     1,620,300   53,194,449
              Southwest Airlines Co.        3,577,200   59,596,152
              Waste Management, Inc.        1,498,500   54,964,980
                                                      ------------
                                                       167,755,581
                                                      ------------

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          SOUND SHORE FUND, INC.
          STATEMENT OF NET ASSETS (CONTINUED)
          SEPTEMBER 30, 2006 (UNAUDITED)

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
                                                  SHARE       MARKET
                                                  AMOUNT      VALUE
                                                 --------- ------------
        INSURANCE (12.6%)
        AON Corp.                                1,153,000 $ 39,052,110
        Berkshire Hathaway, Inc., Class A +            925   88,615,000
        Chubb Corp.                                782,800   40,674,288
        Genworth Financial, Inc.                 1,874,500   65,626,245
        Marsh & McLennan Cos., Inc.              1,849,300   52,057,795
        UnumProvident Corp.                      2,781,800   53,939,102
                                                           ------------
                                                            339,964,540
                                                           ------------
        MATERIALS (4.6%)
        Lyondell Chemical Co.                    2,756,800   69,940,016
        Mosaic Co. +                             3,156,700   53,348,230
                                                           ------------
                                                            123,288,246
                                                           ------------
        MEDIA (14.8%)
        DIRECTV Group, Inc. +                    3,137,400   61,744,032
        Interpublic Group of Cos., Inc. +        7,095,600   70,246,440
        Liberty Media Holding Corp., Class A +     814,200   68,042,694
        Time Warner, Inc.                        6,142,700  111,981,421
        Walt Disney Co.                          2,797,300   86,464,543
                                                           ------------
                                                            398,479,130
                                                           ------------
        PHARMACEUTICALS (4.5%)
        Pfizer, Inc.                             2,430,100   68,917,636
        Watson Pharmaceuticals, Inc. +           1,995,500   52,222,235
                                                           ------------
                                                            121,139,871
                                                           ------------
        TECHNOLOGY (13.6%)
        Flextronics International, Ltd. +        5,185,900   65,549,776
        Freescale Semiconductor, Inc., Class A + 1,995,800   75,940,190
        Hewlett Packard Co.                      1,573,200   57,720,708
        Motorola, Inc.                           2,885,300   72,132,500
        Symantec Corp. +                         4,507,400   95,917,472
                                                           ------------
                                                            367,260,646
                                                           ------------

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          SOUND SHORE FUND, INC.
          STATEMENT OF NET ASSETS (CONCLUDED)
          SEPTEMBER 30, 2006 (UNAUDITED)

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
                                                            SHARE         MARKET
                                                            AMOUNT        VALUE
                                                          ----------- --------------
TELECOMMUNICATIONS (3.5%)
Sprint Nextel Corp.                                         5,530,200 $   94,842,930
                                                                      --------------
UTILITIES (2.3%)
AES Corp. +                                                 2,994,300     61,053,777
                                                                      --------------
TOTAL COMMON STOCK (COST $2,253,212,007)                              $2,617,231,444
                                                                      --------------

MONEY MARKET FUND (4.1%)
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Citi/SM/ Institutional Liquid Reserves, Class A, 4.93%    110,685,386 $  110,685,386
                                                                      --------------
TOTAL MONEY MARKET FUND (COST $110,685,386)                           $  110,685,386
                                                                      --------------
TOTAL INVESTMENTS (101.2%) (COST $2,363,897,393) *                    $2,727,916,830
OTHER ASSETS LESS LIABILITIES (-1.2%)                                    (31,592,468)
                                                                      --------------
NET ASSETS (100.0%) (SHARES OUTSTANDING 67,900,665)                   $2,696,324,362
                                                                      ==============
NET ASSET VALUE (OFFERING AND REDEMPTION PRICE PER SHARE)             $        39.71
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

+ Non-income producing security.
ADR -- American Depository Receipt.

* Cost for Federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation consists of:

                  Gross Unrealized Appreciation $437,254,609
                  Gross Unrealized Depreciation  (73,235,172)
                                                ------------
                  Net Unrealized Appreciation   $364,019,437
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

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Sound Shore Fund

INVESTMENT ADVISER
Sound Shore Management, Inc.
Greenwich, Connecticut

ADMINISTRATOR
Citigroup Fund Services, LLC
Portland, Maine

DISTRIBUTOR
Foreside Fund Services, LLC
Portland, Maine

TRANSFER AND
DISTRIBUTION PAYING AGENT
Citigroup Fund Services, LLC
Portland, Maine

CUSTODIAN
Citibank, N.A.
New York, New York

COUNSEL
Dechert LLP
New York, New York

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
Boston, Massachusetts

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This report is submitted for the general information of the shareholders of the
Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's objectives and policies, experience of its management, marketability of shares, and other information.

SOUND SHORE FUND, INC.

Two Portland Square
Portland, ME 04101
http://www.soundshorefund.com

QUARTERLY LETTER TO SHAREHOLDERS
(Unaudited)

SEPTEMBER 30, 2006

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Sound Shore Fund

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